UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

         Date  of  Report  (Date  of earliest event reported): November 16, 2005

                                       NEWAVE,  INC.
            --------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

             Utah                         333-34308                87-0520575
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



      404  East  1st  Street,  #1345,  Long  Beach,  CA             90802
      -------------------------------------------------          -------------
           (Address  of  principal  executive  offices)           (Zip  Code)


                                 (562)  983-5331
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  7.01  REGULATION  FD  DISCLOSURE.

On November 16, 2005, we issued a press release that announced our wholly-owned subsidiary, 'onlinesupplier.com', posted its first ever monthly operating profit of approximately $90,000 for the month of October 2005. Additionally, onlinesupplier.com enrolled a monthly record of 8,900 new members.

A copy of the press release is attached as exhibit 99.1 under Item 9.01(c) of this report.

The press release is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The press release attached to this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

This report contains forward-looking statements, including, without limitation, statements concerning our business and possible or assumed future results of operations. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products and services or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits  Furnished.

Exhibit  Number   Description

99.1 Press Release re: 'onlinesupplier.com' Operating Profitability & Record Memberships For The Month Of October, dated November 16, 2005.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  NEWAVE,  INC.
               -----------------
                    Registrant


               Date:  November  16,  2005

               By:  /s/  Michael  Hill
               -------------------------
               Michael  Hill
               Chief  Executive  Officer  and  Director